UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 16, 2013

FORTINET, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34511	77-0560389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1090 Kifer Road
Sunnyvale, CA 94086
(Address of principal executive offices, including zip code)
(408) 235-7700
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)    Election of Directors
Fortinet, Inc. (the “Company”) is filing this amendment to its Current Report on Form 8-K filed on January 24, 2013, which reported the appointment of Bill Neukom as a director to the Company’s Board of Directors (the “Board”). At the time of his appointment, the Board had not appointed Mr. Neukom to any of its standing committees.
On April 16, 2013, the Board appointed Mr. Neukom to the Board’s Compensation Committee and Nominating and Corporate Governance Committee, effective immediately.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortinet, Inc.

Date: April 19, 2013	By:	/s/ JOHN WHITTLE
John Whittle
Vice President and General Counsel